Exhibit 25.1

FORM T-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           ☐

THE BANK OF NEW YORK

(Exact name of trustee as specified in its charter)

New York	13-5160382
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

Masonite Corporation

(Exact name of obligor as specified in its charter)

Delaware	64-0198020
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One North Dale Mabry Highway, Suite 950 Tampa, Florida	33609 (Zip code)
(Address of principal executive offices)

Masonite International Inc.

(Exact name of obligor as specified in its charter)

Canada	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1600 Britannia Road East Mississauga, Ontario L4W 1J2 Canada	(Zip code)
(Address of principal executive offices)

Masonite International Corporation

(Exact name of obligor as specified in its charter)

Ontario, Canada	98-0377314
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1600 Britannia Road East Mississauga, Ontario L4W 1J2 Canada	(Zip code)
(Address of principal executive offices)

3061275 Nova Scotia Company

(Exact name of obligor as specified in its charter)

Nova Scotia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1600 Britannia Road East Mississauga, Ontario L4W 1J2 Canada	(Zip code)
(Address of principal executive offices)

Bonlea Limited

(Exact name of obligor as specified in its charter)

United Kingdom	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Birthwaite Business Park Huddersfield Road Darton, Barnsley S75 5JS United Kingdom	(Zip code)
(Address of principal executive offices)

Castlegate Entry Systems, Inc.

(Exact name of obligor as specified in its charter)

Canada	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1600 Britannia Road East Mississauga, Ontario L4W 1J2 Canada	(Zip code)
(Address of principal executive offices)

2

Crown Door Corporation

(Exact name of obligor as specified in its charter)

Canada	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1600 Britannia Road East Mississauga, Ontario L4W 1J2 Canada	(Zip code)
(Address of principal executive offices)

Cutting Edge Tooling, Inc.

(Exact name of obligor as specified in its charter)

Florida	83-0338818
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One North Dale Mabry Highway, Suite 950 Tampa, Florida	33609 (Zip code)
(Address of principal executive offices)

___________________________

Door Installation Specialists Corporation

(Exact name of obligor as specified in its charter)

Florida	20-1562354
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One North Dale Mabry Highway, Suite 950 Tampa, Florida	33609 (Zip code)
(Address of principal executive offices)

Eger Properties

(Exact name of obligor as specified in its charter)

California	68-0316847
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One North Dale Mabry Highway, Suite 950 Tampa, Florida	33609 (Zip code)
(Address of principal executive offices)

3

Florida Made Door Co.

(Exact name of obligor as specified in its charter)

Florida	59-0737960
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One North Dale Mabry Highway, Suite 950 Tampa, Florida	33609 (Zip code)
(Address of principal executive offices)

Masonite Chile Holdings S.A.

(Exact name of obligor as specified in its charter)

Chile	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Ruta Q-50, Km. 1,5 Cabrero, Chile 447000	(Zip code)
(Address of principal executive offices)

Masonite Components

(Exact name of obligor as specified in its charter)

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Derryoughter Drumsna Carrick on Shannon Co. Leitrim Republic of Ireland	(Zip code)
(Address of principal executive offices)

Masonite Europe

(Exact name of obligor as specified in its charter)

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Derryoughter Drumsna Carrick on Shannon Co. Leitrim Republic of Ireland	(Zip code)
(Address of principal executive offices)

4

Masonite Europe Limited

(Exact name of obligor as specified in its charter)

United Kingdom	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Birthwaite Business Park Huddersfield Road Darton, Barnsley S75 5JS United Kingdom	(Zip code)
(Address of principal executive offices)

Masonite Ireland

(Exact name of obligor as specified in its charter)

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Derryoughter Drumsna Carrick on Shannon Co. Leitrim Republic of Ireland	(Zip code)
(Address of principal executive offices)

Masonite Mexico, S.A. de C.V.

(Exact name of obligor as specified in its charter)

Mexico	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Carretera Laredo Km. 23 Cienega de Flores, Estado Nuevo Leon 65550 Mexico	(Zip code)
(Address of principal executive offices)

Masonite PrimeBoard Inc.

(Exact name of obligor as specified in its charter)

North Dakota	20-2765752
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One North Dale Mabry Highway, Suite 950 Tampa, Florida	33609 (Zip code)
(Address of principal executive offices)

5

Pintu Acquisition Company, Inc.

(Exact name of obligor as specified in its charter)

Delaware	62-1647932
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One North Dale Mabry Highway, Suite 950 Tampa, Florida	33609 (Zip code)
(Address of principal executive offices)

Premdor Crosby Limited

(Exact name of obligor as specified in its charter)

United Kingdom	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Birthwaite Business Park Huddersfield Road Darton, Barnsley S75 5JS United Kingdom	(Zip code)
(Address of principal executive offices)

Premdor Finance LLC

(Exact name of obligor as specified in its charter)

Delaware	51-0404966
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Nemours Building, Suite 1414 1007 Orange Street Wilmington, Delaware	19801 (Zip code)
(Address of principal executive offices)

Premdor U.K. Holdings Limited

(Exact name of obligor as specified in its charter)

United Kingdom	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

Birthwaite Business Park Huddersfield Road Darton, Barnsley S75 5JS United Kingdom	(Zip code)
(Address of principal executive offices)

6

WMW, Inc.

(Exact name of obligor as specified in its charter)

Delaware	76-0533326
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One North Dale Mabry Highway, Suite 950 Tampa, Florida	33609 (Zip code)
(Address of principal executive offices)

___________________________

Woodlands Millwork I, Ltd.

(Exact name of obligor as specified in its charter)

Texas	76-0285989
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One North Dale Mabry Highway, Suite 950 Tampa, Florida	33609 (Zip code)
(Address of principal executive offices)

Senior Subordinated Notes due 2015

(Title of the indenture securities)

7

1.                                      General information. Furnish the following information as to the Trustee:

(a)                                  Name and address of each examining or supervising authority to which it is subject.

Name	Address

Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	Washington, D.C. 20429

New York Clearing House Association	New York, New York 10005

(b)                                  Whether it is authorized to exercise corporate trust powers.

Yes.

2.                                      Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.                               List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                       A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

4.                                       A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

6.                                       The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

8

7.                                       A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

9

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of December, 2006.

THE BANK OF NEW YORK

By:	/S/	Robert A. Massimillo
	Name:	Robert A. Massimillo
	Title:	Vice President

10

FORM T-1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           ☐

THE BANK OF NEW YORK

(Exact name of trustee as specified in its charter)

New York	13-5160382
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)

One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

Masonite International Corporation

(Exact name of obligor as specified in its charter)

Ontario, Canada	98-0377314
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1600 Britannia Road East Mississauga, Ontario L4W 1J2 Canada	(Zip code)
(Address of principal executive offices)

Masonite International Inc.

(Exact name of obligor as specified in its charter)

Canada	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1600 Britannia Road East Mississauga, Ontario L4W 1J2 Canada	(Zip code)
(Address of principal executive offices)

Masonite Corporation

(Exact name of obligor as specified in its charter)

Delaware	64-0198020
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

One North Dale Mabry Highway, Suite 950 Tampa, Florida	33609 (Zip code)
(Address of principal executive offices)

3061275 Nova Scotia Company

(Exact name of obligor as specified in its charter)

Nova Scotia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

1600 Britannia Road East Mississauga, Ontario L4W 1J2 Canada	(Zip code)
(Address of principal executive offices)

Bonlea Limited

(Exact name of obligor as specified in its charter)

United Kingdom	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

Birthwaite Business Park Huddersfield Road Darton, Barnsley S75 5JS United Kingdom	(Zip code)
(Address of principal executive offices)

Castlegate Entry Systems, Inc.

(Exact name of obligor as specified in its charter)

Canada	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

1600 Britannia Road East
Mississauga, Ontario	(Zip code)
L4W 1J2 Canada
(Address of principal executive offices)

2

Crown Door Corporation

(Exact name of obligor as specified in its charter)

Canada	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

1600 Britannia Road East
Mississauga, Ontario	(Zip code)
L4W 1J2 Canada
(Address of principal executive offices)

Cutting Edge Tooling, Inc.

(Exact name of obligor as specified in its charter)

Florida	83-0338818
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

One North Dale Mabry Highway, Suite 950	33609
Tampa, Florida	(Zip code)
(Address of principal executive offices)

Door Installation Specialists Corporation

(Exact name of obligor as specified in its charter)

Florida	20-1562354
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

One North Dale Mabry Highway, Suite 950	33609
Tampa, Florida	(Zip code)
(Address of principal executive offices)

Eger Properties

(Exact name of obligor as specified in its charter)

California	68-0316847
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

One North Dale Mabry Highway, Suite 950	33609
Tampa, Florida	(Zip code)
(Address of principal executive offices)

3

Florida Made Door Co.

(Exact name of obligor as specified in its charter)

Florida	59-0737960
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

One North Dale Mabry Highway, Suite 950	33609
Tampa, Florida	(Zip code)
(Address of principal executive offices)

Masonite Chile Holdings S.A.

(Exact name of obligor as specified in its charter)

Chile	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

Ruta Q-50, Km. 1,5
Cabrero, Chile	(Zip code)
447000
(Address of principal executive offices)

Masonite Components

(Exact name of obligor as specified in its charter)

Ireland	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

Derryoughter
Drumsna Carrick on Shannon	(Zip code)
Co. Leitrim
Republic of Ireland
(Address of principal executive offices)

Masonite Europe

(Exact name of obligor as specified in its charter)

Ireland	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

Derryoughter
Drumsna Carrick on Shannon	(Zip code)
Co. Leitrim
Republic of Ireland
(Address of principal executive offices)

4

Masonite Europe Limited

(Exact name of obligor as specified in its charter)

United Kingdom	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

Birthwaite Business Park
Huddersfield Road	(Zip code)
Darton, Barnsley S75 5JS
United Kingdom
(Address of principal executive offices)

Masonite Ireland

(Exact name of obligor as specified in its charter)

Ireland	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

Derryoughter
Drumsna Carrick on Shannon	(Zip code)
Co. Leitrim
Republic of Ireland
(Address of principal executive offices)

Masonite Mexico, S.A. de C.V.

(Exact name of obligor as specified in its charter)

Mexico	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

Carretera Laredo Km. 23
Cienega de Flores, Estado	(Zip code)
Nuevo Leon 65550
Mexico
(Address of principal executive offices)

5

Masonite PrimeBoard Inc.

(Exact name of obligor as specified in its charter)

North Dakota	20-2765752
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

One North Dale Mabry Highway, Suite 950	33609
Tampa, Florida	(Zip code)
(Address of principal executive offices)

Pintu Acquisition Company, Inc.

(Exact name of obligor as specified in its charter)

Delaware	62-1647932
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

One North Dale Mabry Highway, Suite 950	33609
Tampa, Florida	(Zip code)
(Address of principal executive offices)

Premdor Crosby Limited

(Exact name of obligor as specified in its charter)

United Kingdom	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

Birthwaite Business Park
Huddersfield Road	(Zip code)
Darton, Barnsley S75 5JS
United Kingdom
(Address of principal executive offices)

Premdor Finance LLC

(Exact name of obligor as specified in its charter)

Delaware	51-0404966
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

Nemours Building, Suite 1414
1007 Orange Street	19801
Wilmington, Delaware	(Zip code)
(Address of principal executive offices)

6

Premdor U.K. Holdings Limited

(Exact name of obligor as specified in its charter)

United Kingdom	Not Applicable
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

Birthwaite Business Park
Huddersfield Road	(Zip code)
Darton, Barnsley S75 5JS
United Kingdom
(Address of principal executive offices)

WMW, Inc.

(Exact name of obligor as specified in its charter)

Delaware	76-0533326
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

One North Dale Mabry Highway, Suite 950	33609
Tampa, Florida	(Zip code)
(Address of principal executive offices)

Woodlands Millwork I, Ltd.

(Exact name of obligor as specified in its charter)

Texas	76-0285989
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

One North Dale Mabry Highway, Suite 950	33609
Tampa, Florida	(Zip code)
(Address of principal executive offices)

Senior Subordinated Notes due 2015

(Title of the indenture securities)

7

1.                                      General information. Furnish the following information as to the Trustee:

(a)                                  Name and address of each examining or supervising authority to which it is subject.

Name	Address

Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	Washington, D.C. 20429

New York Clearing House Association	New York, New York 10005

(b)                                  Whether it is authorized to exercise corporate trust powers.

Yes.

2.                                      Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.                               List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                       A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form
T-1 filed with Registration Statement No. 333-121195.)

4.                                       A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

6.                                       The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

8

7.                                       A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

9

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 8th day of December, 2006.

THE BANK OF NEW YORK

By:	/S/	Robert A. Massimillo
	Name:	Robert A. Massimillo
	Title:	Vice President

10

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK

of One Wall Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business September 30, 2006, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

Dollar Amounts In Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	2,478,000
Interest-bearing balances	15,693,000
Securities:
Held-to-maturity securities	1,856,000
Available-for-sale securities	17,740,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	N/A
Securities purchased under agreements to resell	N/A
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	N/A
LESS: Allowance for loan and lease losses	407,000
Loans and leases, net of unearned income and allowance	N/A
Trading assets	3,011,000
Premises and fixed assets (including capitalized leases)	896,000
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	308,000
Not applicable
Intangible assets:
Goodwill	2,188,000
Other intangible assets	N/A
Other assets	7,975,000
Total assets	91,155,000

LIABILITIES
Deposits:
In domestic offices	34,430,000
Noninterest-bearing	16,230,000
Interest-bearing	18,200,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	34,321,000
Noninterest-bearing	399,000
Interest-bearing	33,922,000
Federal funds purchased and securities sold under agreements to repurchase
Federal funds purchased in domestic offices	N/A
Securities sold under agreements to repurchase	N/A
Trading liabilities	2,224,000
Other borrowed money: (includes mortgage indebtedness and obligations under capitalized leases)	N/A
Not applicable
Not applicable
Subordinated notes and debentures	1,955,000
Other liabilities	6,374,000
Total liabilities	82,119,000

Minority interest in consolidated subsidiaries	151,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	2,115,000
Retained earnings	5,696,000
Accumulated other comprehensive income	N/A
Other equity capital components	N/A
Total equity capital	8,885,000
Total liabilities, minority interest, and equity capital	91,155,000

I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Thomas P. Gibbons,
Chief Financial Officer

We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell	Directors
Catherine A. Rein